Exhibit 99.1

Sentinel Energy Services Announces Transfer of Listing to the New York Stock Exchange IN CONNECTION WITH ITS BUSINESS COMBINATION WITH STRIKE CAPITAL

HOUSTON, TX– January 25, 2019 – Sentinel Energy Services Inc. (Nasdaq: STNL) (“Sentinel” or the “Company”) announced today that it intends to voluntarily transfer the listing of its Class A common stock and warrants to the New York Stock Exchange (the “NYSE”) from The Nasdaq Capital Market (“Nasdaq”) following the completion of its previously announced business combination (the “Business Combination”) with Strike Capital, LLC (“Strike”), which is expected to close on or around February 6, 2019. Upon completion of the Business Combination, Sentinel will change its name to Strike Inc. The Company expects its Class A common stock and warrants to commence trading on the NYSE the day after the closing of the Business Combination under the symbols “STRK” and “STRK WS,” respectively. Sentinel’s Class A common stock and warrants will continue to trade on Nasdaq until the transfer is complete.

Krishna Shivram, Chief Executive Officer of Sentinel, said, “We are pleased to be continuing our progress towards the completion of the previously announced business combination with Strike and our listing on the NYSE.”

“We are pleased to welcome Strike Inc. to the world's greatest community of companies,” said John Tuttle, Chief Operating Officer of the NYSE Group.

Completion of the NYSE listing is contingent on the Company’s compliance with all applicable listing standards.

About Sentinel Energy Services Inc.

Sentinel is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Strike

Strike is a Texas limited liability company and was formed in 2003. Strike provides a full complement of pipeline infrastructure and integrity services, including new construction, make-ready, testing, inspection, maintenance, repairs, rehabilitation, upgrades, facility construction and reconnection. Strike operates through multiple locations across its national footprint, with corporate headquarters located in The Woodlands, Texas. Strike is controlled by a group of investment funds managed by OEP Capital Advisors, L.P.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company has filed a definitive proxy statement with the SEC. The definitive proxy statement and other relevant materials for the Business Combination were mailed to stockholders of the Company. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement and any supplements or amendments thereto and any documents incorporated by reference therein filed in connection the Business Combination, as these materials contain important information about the Company, Strike and the Business Combination.  Stockholders may obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Sentinel Energy Services Inc., 700 Louisiana Street, Suite 2700, Houston, Texas 77002, Attention: General Counsel and Secretary, (281) 407-0686.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Sentinel Energy Services Inc., 700 Louisiana Street, Suite 2700, Houston, Texas 77002, Attention: General Counsel and Secretary, (281) 407-0686.

Strike and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the definitive proxy statement for the Business Combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Strike’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Strike’s expectations with respect to the transfer of stock exchange listing to the NYSE, the timing of the Company’s NYSE listing, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Strike’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement and plan of merger relating to the Business Combination (the “Transaction Agreement”) or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against the Company and Strike following the announcement of the Transaction Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of the Company or other conditions to closing in the Transaction Agreement; (4) the inability to obtain or maintain the listing of the shares of common stock or warrants of the post-acquisition company on the NYSE following the Business Combination; (5) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that Strike or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the definitive proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

For the Company

Kent Jamison

(281) 407-0686

kent@cslenergy.com

For Strike

Frank McCawley

(713) 389-3000

frank.mccawley@strikeusa.com

For Media

Brian Brooks

(281) 323-6644

Strike.PR@strikeusa.com